UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:   November 30

Date of reporting period:   11/30/2016

Item 1. Reports to Stockholders.

Annual Report 11/30/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer International Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index
1-Year	-6.73%	-12.10%	-0.03%
5-Year	6.31	5.06	4.24
10-Year	3.27	2.66	1.02

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2	OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Performance Discussion

In a volatile market environment, the Fund’s Class A shares (without sales charge) generated a total return of -6.73% over the one-year reporting period ended November 30, 2016, underperforming the MSCI AC World ex-U.S. Index (the “Index”), which returned -0.03% during the same period.

On a sector basis, the Fund’s underperformance versus the Index stemmed primarily from the consumer discretionary, materials and information technology sectors. Stock selection drove the underperformance in these sectors, along with an overweight in consumer discretionary and an underweight in materials. The Fund outperformed in the consumer staples sector due to stock selection and in utilities, where our lack of exposure benefited as the sector declined.

Currency was also a factor. Slightly over 20% of our portfolio was invested in UK-domiciled companies at period end, significantly more than the roughly 13% it comprises of the Index, so the British pound’s decline was an immediate drag on relative performance. However, most of our UK-domiciled companies are global businesses with revenues from around the world. Translating those revenues into cheaper pounds should flatter their earnings over time. Moreover, as very long-term investors, we find it impractical to engage in currency hedging. We leave that to the management of our companies themselves, as they are better placed to do it, should they deem it necessary.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3	OPPENHEIMER INTERNATIONAL GROWTH FUND

MARKET OVERVIEW

Continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a tumultuous close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December.

Volatility continued into 2016, due largely to China’s slowing economy, falling crude oil prices, and the aggressive interest rate hike path indicated by the Fed in its December 2015 communication. Equity markets bottomed in February, though interest rates continued to decline. In June, the British referendum to leave the European Union (Brexit) provided a temporary shock. They then proceeded to rebound nearly as swiftly over the third quarter of 2016. Investors clearly focused on the fundamental earnings effects and determined that they were relatively minimal in the near term. The most lasting Brexit effect was on British currency, which fell sharply against the U.S. dollar through the reporting period’s end.

International equities experienced further declines in October and November to close the period. Following Donald Trump’s surprise win, international markets were mixed. In the week following the U.S. election, the MSCI AC World ex-U.S. Index fell over 2%. By the latter half of the month, the Index recovered, but not enough to offset losses from the first half.

This has been a tumultuous year for stock prices and equity market indices so far. As we wrap up the fourth quarter of 2016, the U.S. has been strong while the rest of the world trails behind. If the recent trend continues the rest of world is apt to pick up too. However, none of this is central to how to deploy your capital for long-term gain, in our view. We will continue to seek out and watch those companies that we believe are operating in secular growth areas of the global economy, that have strong and sustainable pricing power, and financial strength. Should periods of market volatility give us the opportunity to acquire shares in them at attractive prices, we’ll be ready to act.

FUND REVIEW

Top performing holdings for the Fund this reporting period included Temenos Group AG, Saputo, Inc. and James Hardie Industries plc.

Temenos Group is a Swiss company that is the only provider of packaged software dedicated to banking. The banking industry is one of the largest spenders on technology. This is not surprising given the complex regulatory environment in which they operate and the constant demand from their clients for new, technologically advanced products. (Think of depositing bank checks through your mobile phone as just one example.) In the past, most banks have developed proprietary technology in-house. However, this is becoming prohibitively expensive. In 2015, Nordea, one of the largest Scandinavian banks, selected

4	OPPENHEIMER INTERNATIONAL GROWTH FUND

Temenos to replace its core banking system software. In our opinion, if Temenos executes this contract successfully, it can significantly increase its addressable market.

Saputo is a Canadian dairy processor, and ranks among the world’s largest producers of mozzarella cheese, largely distributed in wholesale channels. The company posted solid fiscal year quarterly results during the reporting period despite a generally weak environment for global dairy prices. We continue to view Saputo as a long term consolidator in a highly fragmented world dairy market. We believe it is well managed and has a strong financial profile.

James Hardie Industries is a manufacturer of fiber cement products and systems for internal and external building construction applications. The company reported earnings that exceeded expectations this reporting period.

Detractors from performance included Essentra plc, Travis Perkins plc and BT Group plc.

Essentra is an international supplier of specialty plastic packaging for health and personal care products, of fiber filters, and of customized protective components for use with industrial equipment. It also has a distribution business. Shares plunged in early June when the company issued a profit warning, and declined again at the end of July after announcing a profit decline for the first half of the year, and the departure of the CEO in early 2017. As of the end of the reporting period, we are positive on the longer-term outlook for the company.

Travis Perkins, a UK-based company, is a leading company in the builders’ merchant and home improvement markets, and is the UK’s largest product supplier to the building and construction market. Shares of the company traded down significantly following the Brexit decision given its focus on the UK housing market. The stock price saw a rebound towards the end of the summer, but slumped back near Brexit-lows as the company announced it would close 30 branches and issued a profit warning. Travis

Perkins has historically executed very well operationally and we believe the Brexit-related share price hit was overdone.

BT Group is a UK-based provider of fixed-line services, broadband, mobile and TV products and services as well as networked IT services. The stock fell after the Brexit vote, and has been buffeted some by regulatory noise in the UK. We still find the outlook for BT to be positive.

STRATEGY & OUTLOOK

As long term, bottom up investors, we did not make changes to our portfolio in anticipation of or in response to the Brexit vote or U.S. presidential election. We do not like to make knee jerk decisions to events as we believe reacting quickly is usually a poor way to make money over the long term.

5	OPPENHEIMER INTERNATIONAL GROWTH FUND

One policy expectation under Trump is less trade, and we will warn readers that this is controversial. Free trade is not necessarily good for equities, though it is good for consumers. According to very long-term data compiled by Jay Ritter at the University of Florida, countries that have had the highest real equity returns have largely been internal economies with oligopolistic industries, or closed to large trade flows due to their remoteness or politics. These include South Africa, Australia, New Zealand, and even the United States, which has historically been an internal economy. Trade, while huge in absolute terms, has not represented the same proportion of economic output in the United States as it has elsewhere. It makes intuitive sense: lack of price competition from the providers of goods and services abroad benefits domestic companies, to the detriment of the consumer.

The most important element to the equity markets is the discount rate applied to future streams of uncertain cash flows. Under heightened uncertainty, this discount rate goes up and equity prices go down. This effect eclipses all else investors should consider under a Trump administration. The sooner that stability can be brought to bear, the better.

Our mission is finding good values among companies producing goods and services in advantaged industries that are being carried along by secular, not cyclical forces. One such secular force is new technology and an important part of that theme is our allocation to auto components. At around 7% of the portfolio, this subtheme focuses on the modernization and “electronification” of the car that translates into compelling opportunities for investment in auto component suppliers. As 2016 comes to a close, we remain focused on investing in high quality-growth companies at attractive prices and holding them for the long term. We have employed this strategy for the 20 years since the Fund’s inception and this is the discipline we will continue to follow.

George R. Evans, CFA Portfolio Manager	Robert B. Dunphy, CFA Portfolio Manager

6	OPPENHEIMER INTERNATIONAL GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Infineon Technologies AG	2.1%
Dollarama, Inc.	2.1
Valeo SA	1.7
Nippon Telegraph & Telephone Corp.	1.7
Nidec Corp.	1.6
Temenos Group AG	1.6
Carnival Corp.	1.5
SEB SA	1.5
Continental AG	1.5
Keyence Corp.	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	20.6%
France	16.5
Switzerland	11.2
Germany	8.4
Japan	6.4
Canada	6.3
Netherlands	5.8
Spain	4.6
Denmark	4.5
United States	3.3

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2016, and are based on total market value of investments.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2016, and are based on the total market value of investments.

7	OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	-6.73%	6.31%	3.27%
Class B (IGRWX)	3/25/96	-7.44	5.50	2.79
Class C (OIGCX)	3/25/96	-7.42	5.52	2.51
Class I (OIGIX)	3/29/12	-6.31	5.09*	N/A
Class R (OIGNX)	3/1/01	-6.96	6.04	3.00
Class Y (OIGYX)	9/7/05	-6.49	6.62	3.67

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	-12.10%	5.06%	2.66%
Class B (IGRWX)	3/25/96	-12.07	5.17	2.79
Class C (OIGCX)	3/25/96	-8.35	5.52	2.51
Class I (OIGIX)	3/29/12	-6.31	5.09*	N/A
Class R (OIGNX)	3/1/01	-6.96	6.04	3.00
Class Y (OIGYX)	9/7/05	-6.49	6.62	3.67

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index, which is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance

8 OPPENHEIMER INTERNATIONAL GROWTH FUND

of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER INTERNATIONAL GROWTH FUND

Actual	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During 6 Months Ended November 30, 2016
Class A	$ 1,000.00	$ 943.10	$ 5.51
Class B	1,000.00	939.40	9.21
Class C	1,000.00	939.50	9.21
Class I	1,000.00	945.40	3.36
Class R	1,000.00	941.90	6.72
Class Y	1,000.00	944.30	4.34

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.35	5.72
Class B	1,000.00	1,015.55	9.57
Class C	1,000.00	1,015.55	9.57
Class I	1,000.00	1,021.55	3.49
Class R	1,000.00	1,018.10	6.99
Class Y	1,000.00	1,020.55	4.51

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.13%
Class B	1.89
Class C	1.89
Class I	0.69
Class R	1.38
Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 30, 2016

	Shares	Value
Common Stocks—98.0%
Consumer Discretionary—24.4%
Auto Components—3.6%
Continental AG	1,749,321	$311,697,143
Koito Manufacturing Co. Ltd.	1,725,000	91,535,993
Valeo SA	6,699,213	372,805,826
		776,038,962
Automobiles—2.1%
Bayerische Motoren Werke AG	1,654,331	141,154,481
Hero MotoCorp Ltd.	6,527,388	301,368,878
		442,523,359
Diversified Consumer Services—0.7%
Dignity plc[1]	4,756,330	145,185,343
Hotels, Restaurants & Leisure—4.1%
Carnival Corp.	6,372,419	327,606,061
Domino’s Pizza Group plc[1]	49,301,541	215,901,303
Whitbread plc	3,472,453	150,166,084
William Hill plc[1]	49,007,881	184,469,521
		878,142,969
Household Durables—1.4%
SEB SA	2,321,877	311,788,591
Media—3.6%
Grupo Televisa SAB, Sponsored ADR	4,883,260	101,425,310
ProSiebenSat.1 Media SE	5,189,701	178,197,022
SES SA, Cl. A, FDR	8,792,920	190,064,596
Sky plc	14,583,640	142,509,460
Technicolor SA1	33,477,250	164,986,012
		777,182,400
Multiline Retail—2.8%
Dollarama, Inc.[1]	6,016,011	447,450,055
Hudson’s Bay Co.[1]	13,718,293	150,836,885
		598,286,940
Specialty Retail—0.9%
Industria de Diseno Textil SA	5,611,565	191,467,243
Textiles, Apparel & Luxury Goods—5.2%
Burberry Group plc	11,929,880	212,863,280
Cie Financiere Richemont SA	2,796,610	182,782,271
Hermes International	588,352	242,465,043

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
LVMH Moet Hennessy Louis Vuitton SE	1,272,210	$231,029,292
Pandora AS	2,076,148	246,544,655
		1,115,684,541
Consumer Staples—12.9%
Beverages—3.1%
Anheuser-Busch InBev SA/NV	1,544,255	160,459,973
Diageo plc	4,289,125	107,412,059
Heineken NV	3,462,830	258,914,781
Pernod Ricard SA	1,337,712	140,133,229
		666,920,042
Food & Staples Retailing—3.2%
Alimentation Couche-Tard, Inc., Cl. B	4,949,371	228,401,331
CP ALL PCL	152,680,500	257,603,715
Spar Group Ltd. (The)[1]	14,569,545	195,370,989
		681,376,035
Food Products—4.9%
Aryzta AG1,2	4,704,493	200,451,103
Barry Callebaut AG2	179,607	212,651,647
Danone SA	2,268,252	142,452,545
Saputo, Inc.	8,866,003	299,845,542
Unilever plc	4,915,349	196,212,530
		1,051,613,367
Household Products—1.1%
Reckitt Benckiser Group plc	2,764,653	233,487,135
Tobacco—0.6%
Swedish Match AB	4,087,612	127,329,407
Energy—2.1%
Energy Equipment & Services—1.1%
Technip SA	3,499,838	243,833,603
Oil, Gas & Consumable Fuels—1.0%
Koninklijke Vopak NV	4,479,617	208,794,990
Financials—3.7%
Capital Markets—2.1%
ICAP plc[1]	38,701,288	235,771,832
Tullett Prebon plc	12,156,254	67,638,446
UBS Group AG	9,441,540	150,161,996
		453,572,274

12 OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value
Commercial Banks—0.6%
ICICI Bank Ltd., Sponsored ADR	15,806,350	$123,921,784
Insurance—1.0%
Prudential plc	11,235,804	217,089,456
Health Care—10.2%
Biotechnology—2.2%
CSL Ltd.	3,368,400	243,475,349
Grifols SA	12,012,415	235,014,308
		478,489,657
Health Care Equipment & Supplies—3.4%
Coloplast AS, Cl. B	3,217,346	203,854,495
Essilor International SA	1,759,878	186,428,061
Sonova Holding AG	1,485,032	179,130,031
William Demant Holding AS2	8,799,045	148,696,244
		718,108,831
Health Care Providers & Services—0.8%
Sonic Healthcare Ltd.	10,166,432	164,482,765
Life Sciences Tools & Services—1.1%
Lonza Group AG2	1,339,105	239,187,045
Pharmaceuticals—2.7%
Galenica AG	162,121	171,417,404
Novo Nordisk AS, Cl. B	5,214,910	176,063,707
Oxagen Ltd.[2,3]	214,287	2,681
Roche Holding AG	1,063,124	236,405,012
		583,888,804
Industrials—20.7%
Aerospace & Defense—1.9%
Airbus Group SE	4,359,743	277,693,746
Rolls-Royce Holdings plc[2]	15,958,818	134,857,747
		412,551,493
Air Freight & Couriers—0.7%
Royal Mail plc	26,626,268	156,113,086
Commercial Services & Supplies—2.5%
Aggreko plc	6,101,482	62,409,373
Edenred	10,266,090	215,640,290
Prosegur Cia de Seguridad SA1	42,959,827	266,811,494
		544,861,157

	Shares	Value
Construction & Engineering—1.3%
Boskalis Westminster	4,277,244	$133,119,736
CIMIC Group Ltd.	6,291,298	143,410,632
		276,530,368
Electrical Equipment—3.9%
ABB Ltd.[2]	4,627,392	94,008,179
Legrand SA	3,554,270	197,847,278
Nidec Corp.	3,753,070	339,890,039
Schneider Electric SE	3,018,000	200,471,988
		832,217,484
Machinery—3.2%
Aalberts Industries NV1	8,824,559	268,193,953
Atlas Copco AB, Cl. A	9,076,973	273,710,985
Kubota Corp.	4,300,800	66,242,665
Weir Group plc (The)	3,965,287	89,392,402
		697,540,005
Professional Services—2.7%
Experian plc	12,214,073	230,356,029
Intertek Group plc	4,777,260	196,062,054
SGS SA	72,614	145,594,969
		572,013,052
Trading Companies & Distributors—4.5%
Brenntag AG	5,119,634	268,303,865
Bunzl plc	10,443,557	268,503,299
Travis Perkins plc	11,028,355	184,683,086
Wolseley plc	4,121,969	238,960,038
		960,450,288
Information Technology—13.5%
Communications Equipment—0.6%
Nokia OYJ	32,156,689	138,369,941
Electronic Equipment, Instruments, & Components—2.9%
Hoya Corp.	4,858,010	194,340,580
Keyence Corp.	441,421	305,493,936
Spectris plc	4,517,003	115,463,700
		615,298,216
Internet Software & Services—0.7%
United Internet AG	3,654,594	139,617,479
IT Services—1.3%
Amadeus IT Group SA, Cl. A	6,258,614	283,212,387

13 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Semiconductors & Semiconductor Equipment—3.2%
ASML Holding NV	2,170,736	$223,716,237
Infineon Technologies AG	27,464,728	458,889,196
		682,605,433
Software—4.8%
AVEVA Group plc	333,139	7,056,589
Dassault Systemes	3,050,453	232,842,284
Gemalto NV	3,048,581	155,008,342
SAP SE	3,604,224	301,674,274
Temenos Group AG1,2	4,878,182	336,994,649
		1,033,576,138
Materials—4.8%
Chemicals—2.5%
Essentra plc[1]	21,124,239	104,797,516
Novozymes AS, Cl. B	5,303,711	179,305,455
Sika AG	44,479	215,810,865
Syngenta AG2	98,217	37,421,599
		537,335,435
Construction Materials—1.3%
James Hardie Industries plc	17,898,100	275,561,188
Containers & Packaging—1.0%
CCL Industries, Inc., Cl. B	1,290,409	224,546,344
Telecommunication Services—5.7%
Diversified Telecommunication Services—4.7%
BT Group plc	41,327,162	184,651,210
Iliad SA	932,800	176,737,368
Inmarsat plc	13,634,311	120,956,885
Nippon Telegraph & Telephone Corp.	9,185,300	369,613,375
Telstra Corp. Ltd.	42,402,875	158,254,287
		1,010,213,125
Wireless Telecommunication Services—1.0%
Vodafone Group plc	86,484,043	209,153,280
Total Common Stocks (Cost $19,116,248,494)		21,030,161,442

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	17,213,928	2,439,411

	Units	Value
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[2] (Cost $264,716)	1,118,385	$9,394

	Shares
Investment Company—1.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.29%[1,4] (Cost $386,128,170)	386,128,170	386,128,170

Total Investments, at Value (Cost $19,503,485,240)	99.8%	21,418,738,417
Net Other Assets (Liabilities)	0.2	52,216,787
Net Assets	100.0%	$21,470,955,204

14 OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 30, 2015	Gross Additions	Gross Reductions		Shares November 30, 2016
Aalberts Industries NV	8,616,385	208,174	—		8,824,559
Aryzta AG	4,440,124	264,369	—		4,704,493
Dignity plc	4,756,330	—	—		4,756,330
Dollarama, Inc.	5,918,757	97,254	—		6,016,011
Domino’s Pizza Group plc	16,433,847	49,301,541 [a]	16,433,847		49,301,541
Essentra plc	20,187,506	936,733	—		21,124,239
Hudson’s Bay Co.	13,208,872	1,621,021	1,111,600		13,718,293
ICAP plc	36,699,266	2,002,022	—		38,701,288
Oppenheimer Institutional Government Money Market Fund, Cl. Ec	373,545,693	3,102,216,929	3,089,634,452		386,128,170
Prosegur Cia de Seguridad SA	35,117,286	7,842,541	—		42,959,827
Spar Group Ltd. (The)	13,575,669	993,876	—		14,569,545
Technicolor SA	—	33,477,250	—		33,477,250
Temenos Group AG	4,878,182	—	—		4,878,182
William Hill plc	46,457,890	2,549,991	—		49,007,881

		Value	Income		Realized Loss
Aalberts Industries NV		$268,193,953	$4,341,101	[b]	$—
Aryzta AG		200,451,103	2,903,589		—
Dignity plc		145,185,343	1,481,777		—
Dollarama, Inc.		447,450,055	1,505,709		—
Domino’s Pizza Group plc		215,901,303	5,027,332		—
Essentra plc		104,797,516	5,959,106	[b]	—
Hudson’s Bay Co.		150,836,885	1,873,856		12,650,079
ICAP plc		235,771,832	11,242,530	[b]	—
Oppenheimer Institutional Government Money Market Fund, Cl. Ec		386,128,170	1,714,460		—
Prosegur Cia de Seguridad SA		266,811,494	4,004,124		—
Spar Group Ltd. (The)		195,370,989	1,992,435		—
Technicolor SA		164,986,012	227,161		—
Temenos Group AG		336,994,649	2,249,508		—
William Hill plc		184,469,521	8,302,497	[b]	—
Total		$3,303,348,825	$52,825,185		$12,650,079

a. All or a portion are the result of a corporate action.

b. All or a portion of the transactions were the result of non-cash dividends.

c. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities at period end was $2,681, which represents less than 0.005% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Oxagen Ltd.	12/20/00	$2,210,700	$2,681	$2,208,019

4. Rate shown is the 7-day yield at period end.

15 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United Kingdom	$4,412,122,742	20.6%
France	3,527,219,752	16.5
Switzerland	2,402,016,770	11.2
Germany	1,799,533,460	8.4
Japan	1,367,116,588	6.4
Canada	1,351,080,157	6.3
Netherlands	1,247,748,040	5.8
Spain	976,505,432	4.6
Denmark	954,464,556	4.5
United States	713,743,625	3.3
Australia	709,623,034	3.3
India	427,730,073	2.0
Sweden	401,040,392	1.9
Ireland	275,561,188	1.3
Thailand	257,603,715	1.2
South Africa	195,370,989	0.9
Belgium	160,459,973	0.7
Finland	138,369,940	0.6
Mexico	101,425,310	0.5
Hong Kong	2,681	0.0
Total	$21,418,738,417	100.0%

See accompanying Notes to Financial Statements.

16 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $16,567,029,747)	$18,115,389,592
Affiliated companies (cost $2,936,455,493)	3,303,348,825

21,418,738,417
Cash	21,730,860
Cash—foreign currencies (cost $45,004)	21
Receivables and other assets:
Dividends	62,174,563
Shares of beneficial interest sold	40,946,164
Investments sold	6,844,898
Other	513,588

Total assets	21,550,948,511

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	57,640,764
Foreign capital gains tax	14,388,804
Investments purchased	5,079,188
Distribution and service plan fees	1,065,544
Trustees’ compensation	633,824
Shareholder communications	56,276
Other	1,128,907

Total liabilities	79,993,307

Net Assets	$21,470,955,204

Composition of Net Assets
Paid-in capital	$19,889,410,789
Accumulated net investment income	265,756,801
Accumulated net realized loss on investments and foreign currency transactions	(581,871,932)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,897,659,546

Net Assets	$21,470,955,204

17 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,253,936,514 and 123,874,075 shares of beneficial interest outstanding)	$34.34
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$36.44

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,641,647 and 233,525 shares of beneficial interest outstanding)	$32.72

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $453,990,128 and 13,994,602 shares of beneficial interest outstanding)	$32.44

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,435,502,420 and 187,592,996 shares of beneficial interest outstanding)	$34.31

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $390,589,143 and 11,589,468 shares of beneficial interest outstanding)	$33.70

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $9,929,295,352 and 290,040,136 shares of beneficial interest outstanding)	$34.23

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $34,534,208)	$430,371,338
Affiliated companies (net of foreign withholding taxes of $2,693,403)	52,825,185

Total investment income	483,196,523

Expenses
Management fees	143,786,114
Distribution and service plan fees:
Class A	12,592,824
Class B	112,856
Class C	5,194,038
Class R	1,994,447
Transfer and shareholder servicing agent fees:
Class A	11,157,319
Class B	24,914
Class C	1,143,749
Class I	1,645,929
Class R	879,545
Class Y	23,633,836
Shareholder communications:
Class A	67,950
Class B	229
Class C	5,378
Class I	12,830
Class R	951
Class Y	76,456
Custodian fees and expenses	2,287,806
Trustees’ compensation	383,005
Borrowing fees	380,700
Other	885,763

Total expenses	206,266,639
Less reduction to custodian expenses	(9,201)
Less waivers and reimbursements of expenses	(437,390)

Net expenses	205,820,048

Net Investment Income	277,376,475

19 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Loss
Net realized loss on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $1,922,901)	$(515,648,029)
Affiliated companies	(12,650,079)
Foreign currency transactions	(6,330,286)

Net realized loss	(534,628,394)
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $6,920,513)	(685,143,834)
Translation of assets and liabilities denominated in foreign currencies	(492,874,874)

Net change in unrealized appreciation/depreciation	(1,178,018,708)

Net Decrease in Net Assets Resulting from Operations	$(1,435,270,627)

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2016	Year Ended November 30, 2015
Operations
Net investment income	$277,376,475	$213,262,300
Net realized gain (loss)	(534,628,394)	108,905,724
Net change in unrealized appreciation/depreciation	(1,178,018,708)	251,722,012

Net increase (decrease) in net assets resulting from operations	(1,435,270,627)	573,890,036

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(45,935,675)	(38,397,404)
Class B	—	—
Class C	(896,174)	(1,025,238)
Class I	(55,681,284)	(49,175,131)
Class R	(2,367,917)	(2,483,145)
Class Y	(116,165,208)	(108,362,701)

	(221,046,258)	(199,443,619)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(784,189,487)	579,767,737
Class B	(7,360,447)	(7,638,646)
Class C	(49,991,085)	37,926,850
Class I	2,398,993,842	529,362,923
Class R	21,154,571	24,803,073
Class Y	30,643,290	1,824,208,937

	1,609,250,684	2,988,430,874

Net Assets
Total increase (decrease)	(47,066,201)	3,362,877,291
Beginning of period	21,518,021,405	18,155,144,114

End of period (including accumulated net investment income of $265,756,801 and $217,679,772, respectively)	$21,470,955,204	$21,518,021,405

See accompanying Notes to Financial Statements.

21 OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$37.14	$36.45	$37.45	$30.43	$26.43
Income (loss) from investment operations:
Net investment income[2]	0.38	0.31	0.38	0.36	0.35
Net realized and unrealized gain (loss)	(2.87)	0.68	(1.11)	7.02	3.85
Total from investment operations	(2.49)	0.99	(0.73)	7.38	4.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.30)	(0.27)	(0.36)	(0.20)
Net asset value, end of period	$34.34	$37.14	$36.45	$37.45	$30.43

Total Return, at Net Asset Value[3]	(6.73)%	2.76%	(1.95)%	24.52%	16.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,253,937	$5,394,512	$4,726,302	$3,903,102	$2,388,159
Average net assets (in thousands)	$5,062,192	$4,848,329	$4,897,214	$3,048,384	$1,762,405
Ratios to average net assets:[4]
Net investment income	1.08%	0.85%	1.02%	1.05%	1.25%
Expenses excluding specific expenses listed below	1.14%	1.14%	1.14%	1.21%	1.45%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.14%	1.14%	1.14%	1.21%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.14%	1.14%	1.20%	1.28%
Portfolio turnover rate	9%	10%	12%	12%	15%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2016	1.14%
Year Ended November 30, 2015	1.14%
Year Ended November 28, 2014	1.14%
Year Ended November 29, 2013	1.21%
Year Ended November 30, 2012	1.45%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$35.35	$34.66	$35.62	$28.89	$25.09
Income (loss) from investment operations:
Net investment income[2]	0.10	0.05	0.08	0.10	0.14
Net realized and unrealized gain (loss)	(2.73)	0.64	(1.04)	6.69	3.66
Total from investment operations	(2.63)	0.69	(0.96)	6.79	3.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.06)	0.00
Net asset value, end of period	$32.72	$35.35	$34.66	$35.62	$28.89

Total Return, at Net Asset Value[3]	(7.44)%	1.99%	(2.70)%	23.56%	15.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,642	$15,789	$23,058	$31,300	$32,852
Average net assets (in thousands)	$11,285	$18,861	$27,680	$31,491	$35,472
Ratios to average net assets:[4]
Net investment income	0.30%	0.14%	0.22%	0.30%	0.53%
Expenses excluding specific expenses listed below	1.89%	1.89%	1.90%	2.04%	2.30%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.89%	1.89%	1.90%	2.04%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.89%	1.90%	1.98%	2.07%
Portfolio turnover rate	9%	10%	12%	12%	15%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2016	1.89%
Year Ended November 30, 2015	1.89%
Year Ended November 28, 2014	1.90%
Year Ended November 29, 2013	2.04%
Year Ended November 30, 2012	2.30%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$35.10	$34.49	$35.54	$28.87	$25.07
Income (loss) from investment operations:
Net investment income[2]	0.10	0.05	0.09	0.09	0.14
Net realized and unrealized gain (loss)	(2.70)	0.63	(1.04)	6.71	3.66
Total from investment operations	(2.60)	0.68	(0.95)	6.80	3.80
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.07)	(0.10)	(0.13)	0.00
Net asset value, end of period	$32.44	$35.10	$34.49	$35.54	$28.87

Total Return, at Net Asset Value[3]	(7.42)%	1.99%	(2.68)%	23.64%	15.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$453,990	$543,536	$498,041	$368,340	$206,019
Average net assets (in thousands)	$519,037	$525,184	$471,895	$267,686	$194,518
Ratios to average net assets:[4]
Net investment income	0.30%	0.14%	0.25%	0.29%	0.53%
Expenses excluding specific expenses listed below	1.89%	1.89%	1.89%	1.93%	2.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.89%	1.89%	1.89%	1.93%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.89%	1.89%	1.93%	2.05%
Portfolio turnover rate	9%	10%	12%	12%	15%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2016	1.89%
Year Ended November 30, 2015	1.89%
Year Ended November 28, 2014	1.89%
Year Ended November 29, 2013	1.93%
Year Ended November 30, 2012	2.05%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER INTERNATIONAL GROWTH FUND

Class I	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Period Ended November 30, 2012[2]
Per Share Operating Data
Net asset value, beginning of period	$37.09	$36.43	$37.41	$30.37	$28.71
Income (loss) from investment operations:
Net investment income[3]	0.49	0.48	0.55	0.44	0.21
Net realized and unrealized gain (loss)	(2.81)	0.65	(1.11)	7.08	1.45
Total from investment operations	(2.32)	1.13	(0.56)	7.52	1.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.47)	(0.42)	(0.48)	0.00
Net asset value, end of period	$34.31	$37.09	$36.43	$37.41	$30.37

Total Return, at Net Asset Value[4]	(6.31)%	3.19%	(1.51)%	25.14%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,435,502	$4,381,328	$3,763,546	$1,870,890	$108,917
Average net assets (in thousands)	$5,488,355	$4,091,145	$3,030,734	$961,530	$61,111
Ratios to average net assets:[5]
Net investment income	1.38%	1.31%	1.47%	1.28%	1.10%
Expenses excluding specific expenses listed below	0.70%	0.70%	0.70%	0.72%	0.74%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	0.70%	0.70%	0.70%	0.72%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.70%	0.70%	0.72%	0.74%
Portfolio turnover rate	9%	10%	12%	12%	15%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from March 29, 2012 (inception of offering) to November 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2016	0.70%
Year Ended November 30, 2015	0.70%
Year Ended November 28, 2014	0.70%
Year Ended November 29, 2013	0.72%
Period Ended November 30, 2012	0.74%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$36.44	$35.80	$36.81	$29.89	$25.98
Income (loss) from investment operations:
Net investment income[2]	0.27	0.23	0.28	0.26	0.27
Net realized and unrealized gain (loss)	(2.79)	0.65	(1.09)	6.92	3.78
Total from investment operations	(2.52)	0.88	(0.81)	7.18	4.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.24)	(0.20)	(0.26)	(0.14)
Net asset value, end of period	$33.70	$36.44	$35.80	$36.81	$29.89

Total Return, at Net Asset Value[3]	(6.96)%	2.50%	(2.19)%	24.23%	15.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$390,589	$400,622	$369,630	$272,619	$158,362
Average net assets (in thousands)	$399,345	$390,160	$341,419	$213,038	$137,418
Ratios to average net assets:[4]
Net investment income	0.78%	0.64%	0.74%	0.79%	0.97%
Expenses excluding specific expenses listed below	1.38%	1.39%	1.39%	1.45%	1.70%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.38%	1.39%	1.39%	1.45%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.38%	1.39%	1.39%	1.44%	1.57%
Portfolio turnover rate	9%	10%	12%	12%	15%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2016	1.38%
Year Ended November 30, 2015	1.39%
Year Ended November 28, 2014	1.39%
Year Ended November 29, 2013	1.45%
Year Ended November 30, 2012	1.70%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012
Per Share Operating Data
Net asset value, beginning of period	$37.01	$36.36	$37.35	$30.34	$26.38
Income (loss) from investment operations:
Net investment income[2]	0.47	0.42	0.46	0.46	0.48
Net realized and unrealized gain (loss)	(2.85)	0.64	(1.10)	6.99	3.80
Total from investment operations	(2.38)	1.06	(0.64)	7.45	4.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.41)	(0.35)	(0.44)	(0.32)
Net asset value, end of period	$34.23	$37.01	$36.36	$37.35	$30.34

Total Return, at Net Asset Value[3]	(6.49)%	2.99%	(1.71)%	24.91%	16.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,929,295	$10,782,234	$8,774,567	$6,691,921	$4,381,526
Average net assets (in thousands)	$10,731,785	$10,135,130	$8,185,239	$5,487,802	$3,865,270
Ratios to average net assets:[4]
Net investment income	1.33%	1.13%	1.23%	1.38%	1.72%
Expenses excluding specific expenses listed below	0.89%	0.89%	0.89%	0.90%	0.87%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	0.89%	0.89%	0.89%	0.90%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.89%	0.89%	0.90%	0.87%
Portfolio turnover rate	9%	10%	12%	12%	15%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2016	0.89%
Year Ended November 30, 2015	0.89%
Year Ended November 28, 2014	0.89%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.87%

See accompanying Notes to Financial Statements.

27 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2016

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be

28 OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

29 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended November 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$268,078,373	$—	$545,556,908	$1,859,593,266

1. At period end, the Fund had $545,556,908 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$15,305,038
No expiration	530,251,870

Total	$545,556,908

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $385,083 of unused capital loss carryforward expired.

30 OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$385,083	$8,253,188	$8,638,271

The tax character of distributions paid during the reporting periods:

	Year Ended November 30, 2016	Year Ended November 30, 2015

Distributions paid from:
Ordinary income	$221,046,258	$199,443,619

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$19,541,551,520
Federal tax cost of other investments	45,004

Total federal tax cost	$19,541,596,524

Gross unrealized appreciation	$5,355,994,508
Gross unrealized depreciation	(3,496,401,242)

Net unrealized appreciation	$1,859,593,266

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

31 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

32 OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges

33 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,235,350,544	$3,000,949,804	$—	$5,236,300,348
Consumer Staples	889,157,949	1,871,568,037	—	2,760,725,986
Energy	—	452,628,593	—	452,628,593
Financials	577,494,058	217,089,456	—	794,583,514
Health Care	410,604,449	1,773,549,972	2,681	2,184,157,102
Industrials	485,333,953	3,966,942,980	—	4,452,276,933
Information Technology	486,675,925	2,406,003,669	—	2,892,679,594
Materials	545,154,725	492,288,242	—	1,037,442,967

34 OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Telecommunication Services	$184,651,210	$1,034,715,195	$—	$1,219,366,405
Preferred Stock	2,439,411	—	—	2,439,411
Rights, Warrants and Certificates	—	9,394	—	9,394
Investment Company	386,128,170	—	—	386,128,170

Total Assets	$6,202,990,394	$15,215,745,342	$2,681	$21,418,738,417

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1**	Transfers out of Level 1*	Transfers into Level 2*	Transfers out of Level 2**

Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$580,816,924	$(428,011,812)	$428,011,812	$(580,816,924)
Consumer Staples	208,418,449	(251,554,084)	251,554,084	(208,418,449)
Financials	177,957,787	(192,356,142)	192,356,142	(177,957,787)
Health Care	417,827,556	–	–	(417,827,556)
Industrials	156,872,305	(937,849,110)	937,849,110	(156,872,305)
Information Technology	559,976,195	(99,638,691)	99,638,691	(559,976,195)
Materials	439,247,453	–	–	(439,247,453)
Telecommunication Services	–	(490,972,615)	490,972,615	–

Total Assets	$2,541,116,669	$(2,400,382,454)	$2,400,382,454	$(2,541,116,669)

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

** Transfers from Level 1 to Level 2 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in

35 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted

36 OPPENHEIMER INTERNATIONAL GROWTH FUND

4. Investments and Risks (Continued)

securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

37 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	41,651,147	$1,475,379,913	54,570,503	$2,013,769,546
Dividends and/or distributions reinvested	1,136,111	40,990,889	981,139	34,202,497
Redeemed	(64,169,413)	(2,300,560,289)	(39,945,527)	(1,468,204,306)

Net increase (decrease)	(21,382,155)	$(784,189,487)	15,606,115	$579,767,737

Class B
Sold	24,403	$825,912	70,456	$2,498,208
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(237,581)	(8,186,359)	(288,963)	(10,136,854)

Net decrease	(213,178)	$(7,360,447)	(218,507)	$(7,638,646)

Class C
Sold	3,090,021	$104,667,814	4,572,119	$160,631,085
Dividends and/or distributions reinvested	21,793	748,158	24,795	822,692
Redeemed	(4,602,580)	(155,407,057)	(3,549,983)	(123,526,927)

Net increase (decrease)	(1,490,766)	$(49,991,085)	1,046,931	$37,926,850

Class I
Sold	105,222,418	$3,662,167,458	40,038,001	$1,450,152,579
Dividends and/or distributions reinvested	1,472,589	52,851,242	1,379,084	47,812,860
Redeemed	(37,230,803)	(1,316,024,858)	(26,602,352)	(968,602,516)

Net increase	69,464,204	$2,398,993,842	14,814,733	$529,362,923

Class R
Sold	3,154,912	$111,018,849	3,333,662	$120,723,087
Dividends and/or distributions reinvested	61,543	2,184,183	67,221	2,305,008
Redeemed	(2,620,471)	(92,048,461)	(2,730,865)	(98,225,022)

Net increase	595,984	$21,154,571	670,018	$24,803,073

38 OPPENHEIMER INTERNATIONAL GROWTH FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended November 30, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount

Class Y
Sold	139,817,810	$4,967,427,282	123,291,547	$4,498,062,441
Dividends and/or distributions reinvested	2,432,368	87,273,394	2,316,526	80,290,792
Redeemed	(143,508,904)	(5,024,057,386)	(75,634,230)	(2,754,144,296)

Net increase (decrease)	(1,258,726)	$30,643,290	49,973,843	$1,824,208,937

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$3,578,423,717	$1,882,568,391

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following tables:

Fee Schedule Through October 31, 2016

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Next $10 billion	0.63
Over $20 billion	0.61

Fee Schedule Effective November 1, 2016

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Next $10 billion	0.63
Next $10 billion	0.61
Over $30 billion	0.59

The Fund’s effective management fee for the reporting period was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

39 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	20,038
Accumulated Liability as of November 30, 2016	137,968

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all

40 OPPENHEIMER INTERNATIONAL GROWTH FUND

8. Fees and Other Transactions with Affiliates (Continued)

of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
November 30, 2016	$369,146	$9,959	$15,190	$59,235	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $437,390 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the

41 OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowing and Other Financing (Continued)

Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

42 OPPENHEIMER INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

January 12, 2017

43 OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $494,850,093 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,029,075 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $39,194,893 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $329,301,479 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

44 OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

45 OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the foreign large growth category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load foreign large growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s

46 OPPENHEIMER INTERNATIONAL GROWTH FUND

evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 1, 2016, a new breakpoint of 0.59% of assets in excess of $30 billion will be added.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

47 OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48 OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

49 OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally- funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 56 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of University of Florida Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 – 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

50 OPPENHEIMER INTERNATIONAL GROWTH FUND

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Pace has

51 OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

52 OPPENHEIMER INTERNATIONAL GROWTH FUND

George R. Evans, Vice President (since 1996) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub-Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Robert B. Dunphy, Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

53 OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2017 OppenheimerFunds, Inc. All rights reserved.

54 OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

55 OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63 OPPENHEIMER INTERNATIONAL GROWTH FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0825.001.1116 January 12, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $44,100 in fiscal 2016 and $42,000 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,754 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $535,285 in fiscal 2016 and $164,059 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $5,550 in fiscal 2016 and $4,805 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $645,284 in fiscal 2016 and $720,026 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,189,873 in fiscal 2016 and $888,890 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/13/2017